PROPERTY, PLANT AND EQUIPMENT, NET (Tables)	12 Months Ended
Oct. 31, 2018
Property, Plant and Equipment, Net [Abstract]
Property, Plant and Equipment

	October 31,
	2018	2017
	(in millions)
Land	$63	$63
Buildings and leasehold improvements	695	678
Machinery and equipment	1,074	1,008
Total property, plant and equipment	1,832	1,749
Accumulated depreciation and amortization	(1,277)	(1,219)
Property, plant and equipment, net	$555	$530